                                                                    EXHIBIT 10.6

                               COMMERCIAL OFFICE

                                     LEASE

                                    BETWEEN

                          C & C INVESTMENTS, LANDLORD

                                      and

                           2BRIDGE SOFTWARE, TENANT

                           Premises: 221 Main Street

                            San Francisco, CA 94105

                            COMMERCIAL OFFICE LEASE
                            -----------------------
                            BASIC LEASE INFORMATION
                            -----------------------

Lease Section
-------------

Introductory        Date:                    April 21, 1999
Paragraph

                    Landlord:                C & C INVESTMENTS

                    Tenant:                  2BRIDGE SOFTWARE
                                             a California corporation

Section 1           Premises:                the entire 8th Floor

                    Building:                221 Main Street
                                             San Francisco, CA 94105

Section 2           Term
                    Commencement:            April 22, 1999

Section 2           Term
                    Expiration:              August 31, 2005

Section 3           Base Rent:               4/22/1999 to
                                             8/19/1999      no rent

                                             8/20/1999 to
                                             8/31/2005      $69,025.62 per month

                                      i.

Section 3(b)        Base Year
                    (for Operating
                    Expenses
                    Increases):              Calendar year 1999

Section 3(c)        Base Year
                    (for Property
                    Taxes
                    Increases):              Calendar year 1999

Section 3(b)        Tenant's
and 3(c)            Percentage
                    Share (of
                    increases in
                    Operating
                    Expenses and
                    Property
                    Taxes):                  5.96%

Section 33          Tenant's
                    Address for
                    Notices:                 Suite 700
                                             221 Main Street
                                             San Francisco, CA 94105

Section 33          Landlord's
                    Address for
                    Notices:                 Suite 404
                                             101 Howard Street
                                             San Francisco, CA 94105

Section 38          Deposit:                 $69,025.62

                                      ii.

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information.


LANDLORD:                               TENANT:

C & C INVESTMENTS                       2BRIDGE SOFTWARE
a trust                                 a California corporation


By _______________________________      By ___________________________________
       Corwin Booth                        Mansoor Zakaria
       Trustee                             Chief Executive Officer


                                        By ___________________________________
                                           Ron Parks
                                           Secretary

                                     iii.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Premises..............................................................    1
     --------                                                                  -
2.   Term; Completion of Improvements......................................    1
     --------------------------------                                          -
3.   Rental................................................................    2
     ------                                                                    -
4.   Use...................................................................    8
     ---                                                                       -
5.   Services..............................................................    9
     --------                                                                  -
6.   Taxes Payable by Tenant...............................................   13
     -----------------------                                                  --
7.   Alterations, Additions or Improvements................................   13
     --------------------------------------                                   --
8.   Liens.................................................................   14
     -----                                                                    --
9.   Repairs...............................................................   15
     -------                                                                  --
10.  Destruction or Damage.................................................   15
     ---------------------                                                    --
11.  Insurance; Waiver of Subrogation......................................   17
     --------------------------------                                         --
12.  Waiver; Indemnity.....................................................   18
     -----------------                                                        --
13.  Compliance with Legal Requirements....................................   20
     ----------------------------------                                       --
14.  Assignment and Subletting.............................................   23
     -------------------------                                                --
15.  Rules.................................................................   30
     -----                                                                    --
16.  Entry by Landlord.....................................................   30
     -----------------                                                        --
17.  Events of Default.....................................................   31
     -----------------                                                        --
18.  Landlord's Right to Terminate.........................................   33
     -----------------------------                                            --
19.  Continuation Notwithstanding Default..................................   34
     ------------------------------------                                     --
20.  Additional Remedies...................................................   34
     -------------------                                                      --
21.  Landlord's Right to Cure Defaults.....................................   35
     ---------------------------------                                        --
22.  Attorneys' Fees.......................................................   35
     ---------------                                                          --
23.  Eminent Domain........................................................   35
     --------------                                                           --
24.  Subordination.........................................................   37
     -------------                                                            --
25.  No Merger.............................................................   38
     ---------                                                                --
26.  Sale..................................................................   38
     ----                                                                     --

                                      iv.

27.  Estoppel Certificate.................................................    38
     --------------------                                                     --
28.  No Light, Air, or View Easement......................................    39
     -------------------------------                                          --
29.  Holding Over.........................................................    39
     ------------                                                             --
30.  Abandonment..........................................................    39
     -----------                                                              --
31.  Surrender............................................................    39
     ---------                                                                --
32.  Waiver...............................................................    40
     ------                                                                   --
33.  Notice...............................................................    40
     ------                                                                   --
34.  Complete Agreement...................................................    41
     ------------------                                                       --
35.  Corporate Authority..................................................    41
     -------------------                                                      --
36.  Miscellaneous Provisions.............................................    41
     ------------------------                                                 --
37.  Exhibits.............................................................    43
     --------                                                                 --
38.  Security Deposit.....................................................    43
     ----------------                                                         --
39.  Brokerage............................................................    43
     ---------                                                                --
40.  Limitation of Liability..............................................    44
     -----------------------                                                  --
41.  Parking Spaces.......................................................    44
     --------------                                                           --

Exhibit A -- Floor Plan

Exhibit B -- Workletter

Landlord's Rules

                                      v.

                            COMMERCIAL OFFICE LEASE
                            -----------------------

     THIS LEASE, dated effective as of the date set forth in the Basic Lease Information is made and entered into by and between each of the persons or entities specified in the Basic Lease Information as Landlord ("Landlord") and Tenant ("Tenant"), respectively.


     1.   Premises. Landlord hereby leases to Tenant, and Tenant hereby leases
          --------
from Landlord, the Premises, as specified in the Basic Lease Information and as more particularly described in Exhibit A attached hereto, located within the Building as specified in the Basic Lease Information for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

     2.   Term; Completion of Improvements.
          --------------------------------

          (a)  Term. The term of this Lease shall commence and, unless sooner
               ----
terminated as hereinafter provided, shall end on the dates specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, the term of this Lease shall not be extended by such delay, and the Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in Exhibit B attached hereto, (i) commencement of the term shall be deferred and the date on which rental commences shall be deferred for the period of such delay and (ii) the term of the Lease shall be reduced by the number of days of such delay.

                                       1.

          (b)  Completion of Improvements. The Premises are leased to Tenant in
               --------------------------
their present "as-is" condition, except that prior to the date upon which Base Rent first becomes payable Landlord shall construct or install in the Premises Landlord's Work, as defined in the Work Letter attached hereto and incorporated herein as Exhibit B (the "Work Letter"). Following the commencement of the term of this Lease, Tenant shall construct or install in the Premises Tenant's Work, as defined in and in compliance with the Work Letter. The cost of Landlord's Work and Tenant's Work shall be borne as provided in the Work Letter.

          (c)  Early Occupancy. If Tenant occupies the Premises for the conduct
               ---------------
of its business prior to the date set forth in the Basic Lease Information for the commencement of Base Rent the obligation to pay Base Rent shall commence upon such occupancy and shall end on the date specified in the Basic Lease Information.

     3.   Rental. Tenant shall pay to Landlord throughout the term of this Lease
          ------
the following sums as rental for the Premises:

          (a)  Base Rent. The monthly Base Rent payable during the term of the
               ---------
Lease shall be the sum specified in the Basic Lease Information as the Base Rent subject to the further provisions hereof.

          (b)  Additional Rent on Account of Increases in Operating Expenses. In
               -------------------------------------------------------------
addition to Base Rent, Tenant, subject to Section 3(d), shall pay to Landlord as additional rent with respect to each calendar year of the term of this Lease subsequent to the Base Year for Operating Expenses Increases as specified in the Basic Lease Information Tenant's percentage share (as specified in the Basic Lease Information) of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in such subsequent calendar year over the Base Year

                                       2.

Operating Expenses. For purposes hereof, "Operating Expenses" shall mean (i) all direct and indirect costs of management, operation and maintenance of the Building (including rentable areas occupied by Landlord) and including, without limiting the foregoing: wages, salaries, employee benefits, and payroll burden of personnel engaged in management, operation and maintenance of the Building, maintenance of all Building systems (including electrical, mechanical, plumbing, and intra-building network cable ("INC")), Building office rent or rental value, power, heat, light, steam, air conditioning, gas, water, garbage, sewage and waste disposal and other utilities, equipment, tools, materials and supplies, maintenance and repairs, insurance, license, permit and inspection fees, janitorial services, maintenance contracts and general services, and depreciation on personal property, costs of compliance with environmental laws (including costs of monitoring and tests), and (ii) the cost of any capital improvements made to the Building by Landlord after the Base Year for Operating Expenses Increases that (A) reduce Operating Expenses or that reduce or conserve the amount of utilities consumed (e.g., electricity, gas or other fuels) such cost of such capital improvements to be included to the extent of the amount of the actual cost savings realized, or (B) are required under any governmental law or regulation that was not applicable to the Building at the time this Lease was entered into, such cost or allocable portion thereof to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of 10 percent per year or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; provided, however, that Operating Expenses shall not
                           --------  -------
include Property Taxes, depreciation on the Building other than depreciation on personal property, costs of tenants' improvements, interest, capital items other than those referred to in clause (ii) above, and payments on debt (principal or

                                       3.

interest). Actual Operating Expenses for both the Base Year and each subsequent year of the term of this Lease shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been occupied for both years. The determination of the costs of management, operation, and maintenance of the Building and the costs of the capital improvements referred to in clause (ii) above shall be in accordance with generally accepted accounting principles consistently applied.

          (c)  Additional Rent on Account of Increases in Property Taxes. In
               ---------------------------------------------------------
addition to Base Rent, Tenant, subject to Section 3(d), shall pay to Landlord as additional rent with respect to each calendar year of the term of this Lease subsequent to the Base Year for Property Taxes Increases as specified in the Basic Lease Information Tenant's percentage share (as specified in the Basic Lease Information) of the total dollar increase, if any, in Property Taxes paid or incurred by Landlord in such subsequent calendar year over the Base Year Property Taxes. For purposes hereof, "Property Taxes" shall mean all real property taxes, assessments (general or special), property tax reassessments caused by a change in ownership of the Building or the Premises and all other taxes (including any tax levied wholly or partly in lieu thereof) levied against the Building (or this Lease, the occupancy of Tenant, the sums payable by Tenant hereunder, or in any manner relative to the subject matter hereof), excluding only taxes covered by Section 6 hereof and federal and California income and death taxes imposed with respect to Landlord. For purposes hereof, "taxes" is meant to be interpreted in its most comprehensive sense and to include any impost, levy or the like levied by any governmental jurisdiction; and without limiting the generality of the foregoing, "taxes" shall include any tax, fee, excise, levy or other impost imposed by the United States, the State of California or any political subdivision of the State (including any

                                       4.

county, city, city and county, public corporation, district or any other political entity or public corporation thereof), however described (including any so-called value-added tax) as a direct substitution in whole or in part for, or in addition to, real property taxes and assessments.

          (d)  Procedure. The additional rent provided under Sections 3(b) and
               ---------
3(c) above shall be paid in accordance with the following procedures:

               (i) As soon as is practicable following the first anniversary of this Lease and the end of each calendar year thereafter occurring during the term of this Lease, Landlord shall give Tenant written notice of its estimate of any increased amounts payable under Section 3(b) and/or 3(c). On or before the first day of the calendar month next following such notice, Tenant shall pay to Landlord that portion of the estimated amounts that already shall have accrued and thereafter on or before the first day of each succeeding calendar month shall pay a ratable portion of the balance remaining over the relevant period covered. If for any reason such notice is not given as provided above, Tenant shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If at any time or times Landlord determines that the increased amounts payable under Sections 3(b) and/or 3(c) above will vary from its estimate by more than 10 percent, Landlord shall, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

               (ii) Within 90 days after the close of each respective calendar year during the term of this Lease subsequent to the Base Year (or as soon after such 90-day period as practicable), Landlord shall deliver to Tenant a statement of the adjustments to be made pursuant to Sections 3(b) and/or 3(c) above for such calendar year which statement shall be audited and

                                       5.

shall be prepared in accordance with generally accepted accounting principles, and such statement shall be final and binding upon Landlord and Tenant. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such year previously made by Tenant, Landlord shall refund such excess to Tenant within 30 days of the delivery of such statement. If on the basis of the statement Tenant owes an amount that is more than the estimated payments for such year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement.

               (iii) If the date of the first anniversary of this Lease is a day other than the first day of a calendar year, the amount of adjustment to be made pursuant to Sections 3(b) and/or 3(c) above that is applicable to the calendar year in which such first anniversary occurs shall be prorated on the basis that the number of days from the first anniversary date to and including the last day of such calendar year bears to 365.

               (iv) If this Lease shall terminate on a day other than the last day of a calendar year, the amount of adjustment to be made pursuant to Sections 3(b) and/or 3(c) above that is applicable to the calendar year in which such termination occurs shall be prorated on the basis that the number of days from the commencement of such year to and including the termination date bears to
365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to subparagraph (ii) of this Section 3(d) to be performed after such termination.

          (e)  Rental Commencement. Base Rent shall be paid to Landlord (i) upon
               -------------------
the execution of this Lease for the first full month of the term of this Lease for which rent is payable as set forth in the Basic Lease Information (as the same may be deferred pursuant to Section 2(a)

                                       6.

hereof), and (ii) with respect to the second full month and each successive calendar month thereafter for which rent is payable, on or before the first day of each such month. If this Lease commences on other than the first day of a calendar month or ends on other than the last day of a calendar month, the second and last installments of rent shall be pro-rated for the partial months involved.

          (f)  No Deduction or Offset: Interest. All rental and all other sums
               --------------------------------
due and payable by Tenant to Landlord under any of the provisions of this Lease shall be paid to Landlord, without abatement, deduction, offset, prior notice or demand, in lawful money of the United States at Landlord's address for notices or to such other person or at such other place as Landlord, from time to time, may designate in writing. Tenant acknowledges that late payment by Tenant to Landlord of rental or such sums will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Building and/or the Premises. Therefore, if any installment of rental or any other sum due and payable by Tenant to Landlord is not paid to and received by Landlord within 10 days of the due date thereof (or, if Landlord has notified Tenant in writing on two occasions during the 12 months preceding the due date that Tenant has failed to pay rent or any other sum on the due date thereof, then if Tenant fails to pay rent or other sum on the due date thereof):

               (i) Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue amount as a late charge. The parties agree that this late charge represents a fair

                                       7.

and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant; and

               (ii) the sums due and payable shall bear interest from date due until paid at the highest rate legally permitted by applicable law. Acceptance of any late charge or interest shall not constitute a waiver of Tenant's default on the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

     4.   Use. The Premises shall be used for general office purposes and no
          ---
others. Tenant shall neither do nor permit to be done in or about the Premises, nor bring or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which now or hereafter is prohibited by any insurance policy carried by Landlord, or will in any way increase the existing rate of or affect any fire or any other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant, in its own respect and in respect of its agents, servants and invitees, shall neither do nor permit anything to be done in or about the Premises or the Building or any part thereof which will in any way obstruct or interfere with the rights of other tenants of the Building (including any noise audible or any odor or vibrations observable from outside the Premises), or injure or annoy them, or use or allow the Premises or the Building or any part thereof to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Building or any portion thereof, or commit or suffer to be committed any waste

                                       8.

or damage in or about any of the same. Tenant shall not permit any materials to be placed or stored in the common areas of the Building and shall not permit debris to be placed therein, except in appropriate receptacles provided therefor. Tenant, its agents, servants and invitees shall have the right on a 24 hour per day - seven day per week basis during the term hereof, subject to compliance with Landlord's security procedures, to the (a) non-exclusive use of the entrance lobby of the Building, its passenger and freight elevators, and the common area of the floor of the Building in which the Premises are located, for purposes of ingress to and egress from the Premises, and (b) the restrooms located on the floor of the Building in which the Premises are located, and (c) the exclusive use of the Premises. The provisions of Sections 11 and 12 of this Lease shall apply to all such areas. Tenant shall not use any portion of the Building (including, without limitation, the Building roof or portions of the Building leased to other tenants) other than the Premises, excepting only as set forth in the preceding sentence and such other portions of the Building as are necessary for fire and other emergency ingress and egress purposes in accordance with applicable law. Tenant shall not place any equipment in or otherwise utilize the Premises in a manner that would exceed the floor load limits specified by Landlord.

     5.   Services.
          --------

          (a)  Services - General. Landlord (subject to the further provisions
               ------------------
of this Section 5) shall furnish the Premises:

               (i) during the period from 7 a.m. to 6 p.m., Monday through Friday (except holidays), or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, with heat and air conditioning in such amounts

                                       9.

and at such temperatures as Landlord reasonably determines are required for purposes of human comfort;

               (ii)  a reasonable amount of water;

               (iii) electricity for lighting and the operation of office machines and any equipment installed pursuant to Exhibit B hereof, for which purposes Landlord will provide Tenant with an electric allowance of 21,593 kilowatt-hours per month. Tenant shall pay to Landlord upon demand for all electric power Landlord determines is consumed by Tenant in excess of such allowance. The determination of the amount of Tenant's electric power consumption shall be made by Landlord in good faith and shall be final, binding and conclusive, provided that, if Tenant so elects, Landlord shall install at Tenant's expense a separate electric meter to measure the electrical power actually consumed by Tenant;

               (iv) non-attended, or attended, at Landlord's election, elevator service, and

               (v) daily (one shift) janitor service Monday through Friday (except holidays) which shall be provided by Landlord in the manner that such service is customarily furnished in comparable office buildings in the area.

     Tenant shall notify Landlord within five (5) days following request thereby of the nature and quantity of all Tenant's equipment and other items using electricity in the Premises.

          (b)  Telecommunication Services. Landlord shall provide Tenant access
               --------------------------
to such quantity of pairs in the Building INC as is determined to be available by Landlord in its sole discretion, taking into account the capacity of such system and the present and anticipated needs of all building tenants. Tenant's access to the INC shall be solely by arrangements made by the Tenant directly with Pacific Bell or Landlord (or such vendor as Landlord may designate) as

                                      10.

Tenant may elect, and Tenant shall pay all charges as may be imposed in connection therewith. Tenant shall not itself (i) connect with or effect access to the Building INC, or (ii) repair, modify, disturb or otherwise make any access to or connection with the Building INC or its related equipment. Landlord makes no warranty as to the quality, continuity or availability of the telecommunications services in the Building, and Tenant hereby waives any claim against Landlord for any actual or consequential damages (including damages for loss of business) in the event Tenant's telecommunications services in any way are interrupted, damaged or rendered less effective, except to the extent caused by the grossly negligent or willful act or omission by Landlord, its agents or employees. Tenant acknowledges that Landlord meets its duty of care to Tenant with respect to the Building INC by contracting with a reliable third party vendor to assume responsibility for the maintenance and repair thereof (which contract contains provisions requiring such vendor to inspect the INC periodically (the frequency of such inspections to be determined by such vendor based on its experience and professional judgment), and requiring such vendor to meet local and federal requirements for telecommunications material and workmanship).

          (c)  Non-Liability. Landlord shall not be in default hereunder or be
               -------------
liable for any damage directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of, (i) failure to furnish or delay in furnishing any services as provided in this Section 5 when such failure or delay is caused by accident or any condition beyond the control of Landlord or by the making of repairs or improvements to the Premises or the Building (including Building systems), or (ii) the limitation, curtailment, rationing or restrictions on use of or the failure of the supply by the relevant utility to Tenant of, water, electricity, gas, or any other form of utility

                                      11.

services serving the Premises or the Building. Tenant expressly acknowledges that all utility services are provided by the relevant utility involved, and Landlord is to have no responsibility for the amount or quality of utility services provided, including without limitation, the improper operation of Tenant's equipment utilizing the same.

          (d)  Excess Electricity. Tenant, without the prior written consent of
               ------------------
Landlord, shall not use any apparatus or device in the Premises which alone or collectively uses electricity in excess of the capacity of the electrical circuits to the Premises installed pursuant to Exhibit B hereof, nor connect with electric current, except through existing electrical outlets in the Premises, any apparatus or device, for the purposes of using electric current. If Tenant shall require electric current in excess of the capacity of the electrical circuits to the Premises installed pursuant to Exhibit B hereof, Tenant shall first obtain Landlord's consent to the installation of such increased electrical capacity in accordance with the provisions of Section 7 hereof. Tenant agrees to pay Landlord for such excess electric current consumed in excess of the allowance provided in Section 5(a) above.

          (e) Excess Water. Tenant shall not use water in excess of that furnished by Landlord for use of the Premises as general office space or connect any apparatus or device for the purpose of using water. If Tenant shall require water in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the written consent of Landlord to the use thereof. Landlord, as a condition of Landlord's consent, may cause a water meter to be installed, so as to measure the amount of excess water used. The cost of any such meter and of installation, maintenance and repair thereof shall be paid by Tenant, and Tenant agrees to pay to Landlord promptly upon demand thereof by Landlord for all such excess

                                      12.

water so used. Unless and until Landlord installs such separate meter, Tenant shall pay to Landlord promptly upon demand Landlord's good faith estimate of the cost of the excess of the amount of water used by Tenant over that usually furnished or supplied by Landlord for use of the Premises as general office space, and Landlord's estimate of such excess amounts, based upon the independent judgment of Landlord's engineer, the manufacturer of the equipment involved, or the utility providing the service, shall be final, binding, and conclusive upon Tenant.

          (f)  Excess Air-Conditioning. Tenant (except as otherwise provided in
               -----------------------
Exhibit B) shall not use any apparatus or device in the Premises that will increase the amount of air conditioning furnished by Landlord for general office space.

     6.   Taxes Payable by Tenant. In addition to the monthly rental and other
          -----------------------
charges that are payable by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord whether or not now customary or within the contemplation of the parties hereto which are upon, measured by, or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than tenant improvements made and paid for by Landlord hereunder, regardless of whether title to such improvements shall be in Tenant or Landlord.

     7.   Alterations, Additions or Improvements. Except for the initial
          --------------------------------------
improvement of the Premises pursuant to Exhibit B, which shall be governed by the provisions of Exhibit B, Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. All such alterations, additions or improvements shall become Landlord's

                                      13.

property immediately and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant unless Landlord elects by notice to Tenant given at the time of Landlord's consent to have Tenant remove the same, in which event Tenant shall promptly remove such alternations, additions or improvements, repair any damage to the Premises, and restore the Premises to their condition prior to the installation of such alterations, additions or improvements.

         Tenant at its expense shall obtain any and all permits and consents of applicable governmental authorities in respect of such alterations, additions, and improvements and shall comply with the requirements of all governmental authorities in connection therewith, including all building codes; and Tenant shall be liable to Landlord and shall reimburse Landlord for the costs of any improvements to the Building (whether or not within the Premises) which may be required by governmental authority as a consequence of Tenant's alterations, additions and improvements.

         All alterations made by Tenant with the prior written consent of Landlord shall be effected through the use of contractors approved by Landlord who shall furnish to Landlord upon demand such completion bonds and labor and material bonds as Landlord may require so as to assure completion of such alterations, additions or improvements on a lien-free basis (and the furnishing of the same shall not relieve Tenant of its obligation under Section 8 hereof).

         8.    Liens. Tenant shall keep the Premises and the Building free and
               -----
clear of and from any and all mechanics', materialmen's and other liens for work or labor done, services performed and for materials used or furnished in or about the Premises by or on behalf of Tenant. Tenant at all times shall pay and discharge, promptly and fully, any and all claims upon which any such lien

                                      14.

may or could be based, provided that Tenant in good faith may contest any such lien if Tenant obtains and records a statutory lien release bond the effect of which is that the lien is expunged from Landlord's title as a matter of law. Tenant shall save, defend, indemnify and hold Landlord, the Premises and the Building free and harmless of and from any and all such liens or claims of liens or suits or other proceedings pertaining thereto.

     9.   Repairs. By entry hereunder, Tenant accepts the Premises as being in
          -------
the condition in which Landlord is obligated to deliver the Premises, subject only to Landlord's Work. Tenant, at all times during the term hereof and at Tenant's sole cost and expense, shall keep the Premises and every part thereof in good condition and repair, excepting (a) ordinary wear and tear, and (b) damage due to casualty with respect to which the provisions of Section 10 and 12 shall apply. Tenant hereby waives all right to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1941 and 1942 or any other law, statute or ordinance now or hereafter in effect. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specifically herein set forth in Exhibit B. The maintenance of the Building structure, Building systems, and common areas of the Building are the sole responsibility of Landlord. Except as specifically set forth herein, Landlord has not made any representations respecting the condition of the Premises to Tenant.

     10.  Destruction or Damage.
          ---------------------

          (a)  Damage. If the Premises and/or other portion of the Building are
               ------
damaged by fire, earthquake, act of God, the elements, or other casualty, Landlord shall forthwith repair the same, subject to the provisions of this Section hereinafter set forth, if Landlord receives sufficient

                                      15.

insurance proceeds to cover the cost thereof, and if such repairs, in Landlord's opinion, can be made within 90 days following the issuance of any building permit required by relevant governmental authority (the "Rebuilding Period"). This Lease shall remain in full force and effect except that, if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees or invitees, a proportional abatement of rental (based upon square footage) shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable. Landlord's determination that such repair may be made within the Rebuilding Period shall not obligate Landlord to complete the same within such period. For purposes of this Section 10, "repairs" shall include all repair and restorative work Landlord in Landlord's good faith but nevertheless sole discretion deems advisable, including without limitation, all work and improvements Landlord deems advisable to improve the condition and quality of the Building, whether in the form of government mandated building code upgrades or otherwise.

          (b)  Repair. If Landlord does not receive sufficient insurance
               ------
proceeds to cover the cost of such repairs, or if such repairs, in Landlord's opinion, cannot be made within the Rebuilding Period, Landlord shall elect, by notice to Tenant within 30 days after the date of such fire or other casualty:
(i) to repair or restore such damage, in which event this Lease shall continue in full force and effect (except that the rent shall be partially abated as hereinabove provided) and Landlord shall repair and restore such damage with reasonable diligence, or (ii) to terminate this Lease, in which event this Lease shall terminate as of the date of such fire or other casualty.

                                      16.

          (c)  Waiver. Tenant waives California Civil Code Sections 1932(2) and
               ------
1933(4) providing for termination of hiring upon destruction of the thing hired.

          (d)  Costs of Repair. If the Premises are to be repaired under this
               ---------------
Section, Landlord (subject to the provisions of Section 12(b) hereof) shall repair at its cost any injury or damage to the Building itself and the tenant improvements in the Premises paid for by Landlord hereunder. Tenant shall repair and pay the cost of repairing Tenant's alterations, Tenant's improvements, Tenant's trade fixtures, Tenant's personal property and any other tenant improvements in the Premises and shall be responsible for carrying such casualty insurance as it deems appropriate with respect to such other tenant improvements.

          (e)  Tenant's Right to Terminate Lease. If the Premises are not
               ---------------------------------
restored within one hundred eighty (180) days after the date of damage or destruction, Tenant shall have the right to terminate this Lease.

     11.  Insurance; Waiver of Subrogation.
          --------------------------------

          (a)  Insurance. Tenant, at Tenant's expense, shall maintain in full
               ---------
force during the term hereof a policy or policies of comprehensive broad form general public liability insurance insuring against claims and liability for personal injury, death and property damage arising in or about the Premises, the Building and adjoining areas or ways, with a carrier or carriers acceptable to Landlord, and which carrier or carriers in any event shall have a rating of not less than A Plus XIII by Best's Insurance Guide. The liability under such insurance shall not be less than $2,000,000 combined single limit bodily injury and property damage. Such policy or policies of insurance shall (a) name Landlord and Landlord's lender as additional insureds, (b) be nonassessable, primary and noncontributory with any policies carried by Landlord, and (c) provide

                                      17.

that the same may not be cancelled or materially amended except upon 30 days prior written notice to Landlord. Tenant at all times shall maintain with Landlord a current certificate or certificates of said policy or policies. The amount of insurance coverage provided for in this Section shall be increased from time to time during the term hereof upon demand of Landlord to the extent reasonably required by circumstances then existing (including, but not limited to increases in the cost of living as reflected in the Consumer Price Index published by the U.S. Department of Labor and increases in personal injury and wrongful death judgments or awards in the City and County of San Francisco).

          (b)  Subrogation. To the extent available without material incremental
               -----------
premium, each party shall obtain from its insurers under all policies of property insurance maintained by such party at any time during the term hereof insuring or covering the Premises, the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer might have against the other party, and each party shall indemnify the other party against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver to the extent the same is so available.

     12.  Waiver; Indemnity.
          -----------------

          (a) Tenant covenants and agrees that Landlord shall not at any time after the date hereof or to any extent whatsoever be liable, responsible or in anywise accountable for, and Tenant waives and releases any claim (including any claim for contractual or implied indemnity) against Landlord, for Losses (hereinafter defined) which at any time after the date hereof may be suffered or sustained by:

               (i)  Tenant; or

                                      18.

               (ii) Any person whosoever may at any time be using or occupying or visiting the Premises or be in, on or about the same, or in or about the common areas of the Building or the sidewalks adjacent thereto, and which Losses are caused in whole or in part by any act or omission (whether negligent, non-negligent or otherwise) of Tenant, its agents, servants and invitees;

and whether in case of either clause (i) and/or (ii) such Losses shall be caused
-----------
in part by any act, omission or negligence of Landlord, its agents or servants, except to the extent caused by the grossly negligent or willful act or omission of Landlord, its agents or employees.

          (b) In addition to, and not in limitation of (a) above, Tenant shall forever indemnify, defend, hold and save Landlord and Landlord's Lender free and harmless of, from and against any and all Losses caused in whole or in part by any act or omission (whether negligent, non-negligent, or otherwise) of Tenant, its agents servants and invitees and suffered or sustained by:

          (i)  Landlord; and/or

          (ii) any third person who asserts a claim against Landlord on account thereof; and whether in case of either clause (i) and/or (ii) such Losses shall
         -----------
be caused in part by any act, omission or negligence of Landlord, its agents or servants, except to the extent caused by the grossly negligent or willful act or omission of Landlord, its agents or employees. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made.

                                      19.

          (c) For purposes hereof "Losses" shall mean any and all losses, damages, costs and expenses, direct and indirect, actual and consequential, on account of injury to or death of persons, or loss of or damage to property, of any kind or nature, including without limitation, loss, injury, death, or damage due to criminal act by third persons.

          (d) The provisions of this Section 12 shall survive the termination of this Lease with respect to any Losses occurring prior to such termination. The insurance policy or policies required pursuant to the provisions of Section 11(a) by their terms shall cover the indemnity obligations of Tenant under
Section 12(b), except to the extent that any such obligation arises from allegations of the willful misconduct of Tenant, its servants, or its agents.

     13.  Compliance with Legal Requirements.
          ----------------------------------

          (a)  General. During the term of this Lease, Tenant, with respect to
               -------
the Premises, at its sole cost and expense shall comply promptly with (i) all laws, statutes, regulations, ordinances, governmental rules, or requirements now in force or which may hereafter be in force, (ii) the requirements of any board of fire underwriters or other similar body now or hereafter constituted, (iii) any direction or occupancy certificate issued pursuant to any law by any public officer or officers, and (iv) the provisions of all recorded documents affecting the Building or the Premises insofar as any of clauses (i) through (iv) relate to or affect the condition, use or occupancy of the Premises, excluding structural changes not necessitated by improvements made by or for Tenant pursuant to Section 7 or by acts or other omissions of Tenant. The judgment of any court of competent jurisdiction or the admission by Tenant (excluding from the term "admission" any settlement or consent decree which by its terms does not admit Tenant's liability) in any action or proceeding against Tenant (whether Landlord be a party thereto or not) that

                                      20.

Tenant has violated any such law, statute or governmental rule, regulation, or requirement, shall be conclusive of such violation as between Landlord and Tenant.

          (b)  Environmental Matters.
               ---------------------

               (i) As used herein, the following items shall have the following meanings:

               "Environmental Activity" means any actual, proposed or threatened
                ----------------------
use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials from, into, on, under or about the Premises, or any other activity or occurrence that causes or would cause any such event to exist.

               "Environmental Requirements" means all present and future
                --------------------------
federal, state, regional or local laws relating to the use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials.

               "Hazardous Material" means at any time any substances or
                ------------------
materials which at such time are classified or considered to be hazardous or toxic under any Environmental Requirement.

               (ii) Tenant shall not engage in nor permit the occurrence of any Environmental Activity except in the ordinary course of Tenant's business and only in compliance with all Environmental Requirements and prudent industry practices. Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required under any Environmental Requirements for any Environmental Activity by Tenant, including, without limitation, the discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving

                                      21.

the Premises, and upon termination of this Lease shall cause all of its Hazardous Materials to be removed from the Premises in accordance with and in compliance with all applicable Environmental Requirements.

               (iii) Upon having knowledge thereof, Tenant shall immediately notify Landlord in writing of:

                     (A) any regulatory action that has been instituted, or threatened by any governmental agency or court with respect to Tenant that relates to any Environmental Activity;

                     (B) any claim relating to any Environmental Activity by Tenant in, on or about the Premises, or that arises out of or in connection with any Hazardous Materials in, on, under or about the Premises or removed from the Premises; or

                     (C) any actual or threatened material release on, under or about the Premises or any adjacent property of any Hazardous Material, except any Hazardous Material whose discharge or emission is expressly authorized by and in compliance with a permit issued by a federal, state, regional or local governmental agency pursuant to Environmental Requirements.

               (iv) Tenant shall provide Landlord with copies of any communications with federal, state, regional or local governments, agencies or courts with respect to any Environmental Activity or Environmental Requirement relating to the Premises and any communications with any third party relating to any claim made or threatened with respect to any Environmental Activity by Tenant in, on or about the Premises.

               (v) Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord and each of Landlord's partners, employees, agents,

                                      22.

attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) arising from or caused in whole or in part, directly or indirectly, by (i) an Environmental Activity by Tenant; or (ii) Tenant's failure to comply with any Environmental Requirement. Tenant's obligations under this
Section 13(b) shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any repair or cleanup, removal or remediation action, or detoxification or decontamination of the Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Tenant, and shall survive the expiration or earlier termination of the term of this Lease.

               (vi) The provisions of this Section 13(b) shall survive the termination of this lease.

     14.  Assignment and Subletting.
          -------------------------

          (a)  Assignment and Subletting. Except as expressly permitted pursuant
               -------------------------
to this Section, Tenant shall not, without the prior written consent of Landlord, assign this Lease, or any interest herein, or sublet the Premises, or any part thereof, or permit the use or occupancy of the Premises (or any right or privilege appurtenant thereto) by any party other than Tenant. For purposes hereof, "assignment" shall include any proposed disposition or transfer, voluntary or involuntary, or hypothecation; and where Tenant is a (i) partnership, "assignment" shall include a transfer of 25% or more of the equity interest therein (other than to an existing equity holder) or (ii) a corporation "assignment" shall include any (A) merger, consolidation or other reorganization (involving the equity securities of Tenant) of Tenant, (B) liquidation, dissolution or disposition of all or substantially all of the assets of Tenant or (C) change in ownership of 40% or more of the

                                      23.

equity interest therein except a transfer to an existing equity holder and except with respect to a corporation whose stock is publicly traded). Any of the foregoing acts without such consent of Landlord shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest herein, be transferable or assignable as to the interest of Tenant by operation of law without the written consent of Landlord. Notwithstanding the foregoing, for purposes hereof, "assignment" shall not include any assignment by Tenant to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern in the business that is being conducted on the Premises, provided in each instance that Tenant, or in the case of a sale of Tenant's assets, Tenant's assignee, continues as an existing entity with substantially the same net worth as the net worth of Tenant immediately prior to such transfer, assignment or subletting, and before such assignment shall be effective, (i) the assignee shall assume, in full, the obligations of Tenant under this Lease, and (ii) Landlord shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease.

         Landlord's consent to any assignment or subletting of all or any part of the Premises shall not be unreasonably withheld or delayed. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent from a proposed assignment or subletting in the following instances:

                                      24.

               (i) If Landlord determines in its good faith but nevertheless sole discretion that the use of the Premises by the proposed assignee or sublessee would be in violation of Section 4 of this Lease;

               (ii) If Landlord determines in its good faith but nevertheless sole discretion that the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms;

               (iii) If Landlord determines in its good faith but nevertheless sole discretion that the proposed assignee or sublessee does not have a favorable reputation as a tenant of property;

               (iv) If Landlord has received from any prior lessor to the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant;

               (v) If Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

               (vi) If the use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation, or any use permit issued for the use and occupancy of the Premises.

          (b)  Information; Landlord's Options. If at any time, or from time to
               -------------------------------
time, during the term of this Lease, Tenant desires to assign, sublet or permit the occupancy or use by another of all or any part of the Premises, Tenant shall give notice to Landlord setting forth the following: (i) the name, address, and legal composition of the proposed sublessee, occupier or user; (ii) the nature of the business proposed to be carried on in the Premises (including proposed

                                      25.

number of employees to be located in the Premises, the proposed equipment to be used therein, proposed floor loads and proposed electrical loads); (iii) a copy of the proposed assignment or sublease agreement; and (iv) any other documentation or information requested by Landlord, including financial information covering the proposed assignee, sublessee, occupier or user with respect to such proposed subletting. All such information may be considered by Landlord in making Landlord's permitted determinations hereunder, including the granting or withholding of consent in respect of a proposed assignment or subletting. Such notice, once so given, shall not be withdrawn or rescinded by Tenant. Landlord shall have the options, exercisable by notice given to Tenant within 10 days after Tenant's notice is given, to do the following:

               (i) In the case of a proposed subletting, Landlord may sublet from Tenant such space at the rental and other terms set forth in this Lease, prorated where appropriate to reflect obligations allocable to that portion of the Premises to be sublet, unless the rental to be paid by the proposed sublessee is lower than the rental, as so prorated, payable under the Lease, in which event such lower rental shall be payable by Landlord to Tenant, or

               (ii) In the case of either a proposed assignment or subletting, Landlord may terminate this Lease as to that part or all of the Premises proposed to be assigned or sublet, and in the case of termination as to a portion of the Premises, Tenant's obligations under the Lease as to the balance of the Premises remaining shall be proportionately reduced.

         If Landlord sublets such space or terminates the Lease as to such space, in each instance leaving a portion of the Premises occupied by Tenant, Tenant shall provide Landlord without charge reasonable and appropriate access to such space and reasonable use of any common areas and facilities appurtenant thereto. For purposes hereof, "common area" shall mean the total area

                                      26.

on a floor consisting of rest rooms, janitor, telephone and electrical closets, mechanical areas, and public corridors providing access to tenant space on such floor, but excluding public stairs, elevator shafts and pipeshafts, together with the enclosing walls thereof.

          (c)  Assignment or Subletting Conditions. Subject to (i) the other
               ------------------------ ----------
provisions of this Section 14 and (ii) Landlord's consent, which shall not be unreasonably withheld or delayed, Tenant may assign or sublet such space to any third party on the following conditions:

               (i) In the case of a sublease, the same shall be subject and subordinate to all of the provisions, terms and conditions of this Lease,

               (ii) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease, in form and substance satisfactory to Landlord, shall have been delivered to Landlord, and Landlord shall have expressly consented thereto in writing,

               (iii) No assignee or sublessee shall have a further right to assign or sublet,

               (iv) An amount equal to 50% of all sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated (whether as consideration for the assignment, rentals under a sublease, or otherwise), which exceed in aggregate the total sums which Tenant (or Tenant's assignee in case of an assignment) is obligated to pay Landlord under this Lease (after deducting (a) bona fide charges for services provided by the Tenant to subtenants at rates that are comparable to and not in excess of rates charged for similar services in the area, and (b) Tenant's actual out-of-pocket costs of such assignment or subletting, not to exceed $15 per net rentable square foot multiplied by the number of net rentable square feet involved, which deduction shall be amortized in the case

                                      27.

of a subletting in equal monthly installments over the term of the sublease), prorated to reflect obligations allocable to that portion of the Premises subject to such assignment or sublease, shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligations of Tenant hereunder, provided that (A) in no event shall Tenant be obligated to pay Landlord less than the rental specified in this Lease, and (B) there are excluded from this clause (iv) any sublease or subleases totaling less than 30% of the rentable area of the Premises, which exclusion is based on the condition that at no time during the term of this lease shall there be any assignment or subletting of 30% or more of the rentable area of the Premises, (and in the event of the failure of such condition at any time this clause (iv) shall apply to any consideration thereafter received on account of any assignment or subletting, including the subletting of less than 30% of the rentable area of the Premises to which the exclusion otherwise would apply). The parties hereto acknowledge and agree that it is not their intention that Tenant's leasehold interest in the Premises have any bonus value or marketable value to Tenant even though the rentals provided for herein may from time to time be less than the fair market rental value of the Premises.

               (v) Tenant shall immediately and irrevocably assign to Landlord, as security for Tenant's obligations under this Lease, all rental from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rental and apply it towards Tenant's obligations under this Lease; except that, until the occurrence of an Event of Default by Tenant as defined in Section 17, Tenant shall have the right to collect such rental.

                                      28.

          (d)  Primary Liability. Regardless of Landlord's consent, no
               -----------------
subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease, provided that any such amendments or modifications shall not increase Tenant's liability hereunder.

          (e)  Attorneys' Fees. If Tenant shall assign or sublet the Premises or
               ---------------
request the consent of Landlord to any assignment or subletting, or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

          (f)  Conflicting Provisions. The provisions of this Section shall
               ----------------------
prevail and govern over any conflicting provision in any assignment or subletting to which Landlord gives written consent. Any modification of the terms of this Lease as between Tenant and Sublessee shall be void and will not be binding on the Landlord.

                                      29.

          (g)  Brokerage. Tenant shall forever save, indemnify and hold Landlord
               ---------
harmless from any and all claims for real estate brokerage of persons claiming by or through Tenant arising from any assignment or subletting.

     15.  Rules. Tenant shall faithfully observe and comply with the rules and
          -----
regulations annexed to this Lease and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

     16.  Entry by Landlord. Landlord may enter the Premises at reasonable hours
          -----------------
to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders, or tenants, (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility and (f) make repairs in the Premises or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building (provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible). Without limiting the foregoing, Landlord may, at any time or from time to time during the term of this Lease, perform substantial renovation work in and to the Building or the systems serving the Building (which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, telecommunications system, common hallways, or lobby), any of which work may require access to the same from within the Premises. Tenant agrees that (a) Landlord shall

                                      30.

have access to the Premises at all reasonable times, upon reasonable notice, for the purpose of performing such work, and (b) Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of rent on account of any noise, vibration, or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises and Tenant's ability to conduct its business on the Premises is not substantially impaired thereby) which shall arise out of said access by Landlord or by the performance by Landlord of the aforesaid renovations at the Building. Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any entry upon the Premises by Landlord permitted by this Section 16.

         Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by any such entry or entries made by Landlord pursuant to any of the foregoing. Landlord shall at all times have and retain keys with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant and approved by Landlord in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

         17.   Events of Default. The occurrence of any one or more of the
               -----------------
following events (an "Event of Default") shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to

                                      31.

pay rent or any other sum when and as the same becomes due and payable and such failure shall continue for more than 10 days (except that if Landlord has notified Tenant in writing on two occasions during the 12 months preceding the due date that Tenant has failed to pay rent or any other sum on the due date, then the failure to pay such rent or other sum on the due date shall constitute an Event of Default); or (b) if Tenant shall default in the performance or observance of any other term hereof or of the rules and regulations described in
Section 15 to be performed or observed by Tenant, and within 30 days following written notice from Landlord to Tenant, Tenant shall have failed to completely cure such default, or if the nature of such default is such that it cannot reasonably be cured within such 30 day period, Tenant shall not within such 30 day period have commenced with prompt diligence the curing of such default, or, having so commenced, shall thereafter have failed to prosecute with prompt diligence the complete curing of such default; or (c) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or as insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, or shall file an answer admitting, or fail to protest timely the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant or any material part of its properties; or (d) if within 45 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, such proceeding shall not have been dismissed, or if, within 30 days after the

                                      32.

appointment without the consent or acquiescence of Tenant, of any trustee, receiver, or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (e) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within 30 days; or (f) if Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, or shall vacate or fail to take possession of the Premises.

         18.   Landlord's Right to Terminate. If an Event of Default shall
               -----------------------------
occur, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than three days after the giving of such notice) Tenant's right to possession shall terminate, unless on or before such date all delinquent rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Landlord may remove all persons and property located therein and hold, administer and dispose of any or all of such properties in accordance with applicable California law, including California Civil Code Section 1980 et seq. and California Code of Civil Procedure Section
                        -- ---
1174. Landlord may do all things Landlord deems necessary in order to relet the Premises, including, without limitation any alterations, repair and/or restoration of the Premises. Upon such termination, Landlord may recover from
Tenant: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth

                                      33.

at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the highest rate legally permitted under applicable law. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1% (one percent). Notwithstanding any other provisions hereof, any efforts by Landlord to mitigate damages caused by Tenant's breach of this Lease shall not constitute a waiver of Landlord's right to recover damages hereunder and shall not affect the right of Landlord to indemnification pursuant to the provisions of Section 12 hereof.

         19.  Continuation Notwithstanding Default. Even though Tenant has
              ------------------------------------
breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

         20.  Additional Remedies. The remedies provided for in this Lease are
              -------------------
in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

                                      34.

     21.  Landlord's Right to Cure Defaults. All agreements and provisions to be
          ---------------------------------
performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 10 days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

     22.  Attorneys' Fees. If as a result of any breach or default in the
          ---------------
performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable.

     23.  Eminent Domain. If any part of the Premises shall be taken as a result
          --------------
of the exercise of the power of eminent domain, this Lease shall terminate as to the part of the Premises so taken as of the date of taking, and either Landlord or Tenant shall have the right to terminate

                                      35.

this Lease as to the balance of the Premises remaining after a partial taking by written notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that such partial taking shall be to such extent and nature as to substantially and permanently handicap, impede, or impair the conduct of Tenant's business therein. If all of the Premises are taken as a result of the exercise of the power of eminent domain, this Lease shall terminate upon the date of taking. If any part of the Building (other than the Premises) shall be taken as a result of the exercise of the power of eminent domain, Landlord shall have the right to terminate this Lease by written notice to Tenant within 30 days from the date of such taking; in the event that Landlord does not so elect, this Lease shall continue in full force and effect, provided that Tenant is afforded continuous access to the Premises.

         Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any exercise of the power of eminent domain, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise, except that Tenant shall be entitled to any specific award made in favor of Tenant covering Tenant's trade fixtures and relocation expenses. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall abate in proportion to that portion of the Premises that is rendered unusable by Tenant in the conduct of its business.

         It is understood and agreed that the foregoing provisions of this Section are intended to and do fully define and set forth the respective rights and obligations of the parties in the event of a taking of the Premises or a part thereof, including without limitation the circumstances under

                                      36.

which this Lease shall or may be terminated, and the disposition of any insurance or award, and Landlord and Tenant each expressly waives the benefit and effect of any rights and/or obligations whether purporting to arise by law, by governmental order, under any insurance contract, or otherwise (including the provisions of the California Code of Civil Procedure section1265.130), which are inconsistent with the rights and obligations set forth herein.

         For purposes hereof the "date of taking" shall be deemed to be the date that physical possession of the property taken is delivered to the condemning authority.

         24.  Subordination. This Lease shall be subject and subordinate at all
              -------------
times to (a) all ground or underlying leases which may hereafter be executed affecting the Building and (b) the liens of all mortgages and deeds of trust now or hereafter placed on or against the Building or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effect such subordination; provided that if and for as long as Tenant is not in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant attorns to the Landlord of any such ground or underlying lease or to the purchaser upon foreclosure of the lien of any mortgage or deed of trust, or, if requested, enters into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained (which attornment or entry into a new lease Tenant hereby agrees to do), the rights and possession of Tenant under this Lease shall not be disturbed. Tenant agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases, and to the liens of any such mortgages or deeds of trust, as may be requested by Landlord and/or in such form as is required

                                      37.

by Landlord's lender (including provisions waiving as against lender claims of, and giving to lender notice of and the right to cure, Landlord defaults under the Lease).

     25.  No Merger. The voluntary or other surrender of this Lease by Tenant,
          ---------
or a mutual cancellation thereof, shall not work a merger, and, at the option of Landlord, either shall operate (a) to terminate all or any existing subleases or subtenancies under the Lease or (b) as an assignment to Landlord of any or all such subleases and subtenancies.

     26.  Sale. If the original Landlord hereunder, or any successor owner of
          ----
the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

     27.  Estoppel Certificate. Tenant shall execute, acknowledge and deliver to
          --------------------
Landlord, within ten (10) days following request by Landlord a certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate and (d) such other matters as may be requested by Landlord or Landlord's lender. Any such certificate may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any deed of trust on the Building or any part thereof.

                                      38.

     28.  No Light, Air, or View Easement. Any diminution or shutting off of
          -------------------------------
light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

     29.  Holding Over. If, without objection by Landlord, Tenant holds
          ------------
possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms, conditions and provisions herein specified but at a monthly rental equivalent to 150 percent of the then prevailing fair market rental as determined in good faith by the Landlord but in no event less than the rental being paid by Tenant in the last month of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

     30.  Abandonment. Tenant shall not vacate or abandon any part or all of the
          -----------
Premises. If Tenant shall vacate, abandon, or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of the Landlord, except such property as may be mortgaged to Landlord.

     31.  Surrender. Tenant shall at the end of the term hereof surrender to
          ---------
Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God, or the elements excepted. Subject to Landlord's right to require removal pursuant to Section 7 hereto, all improvements installed in the Premises by Tenant, shall, without compensation to Tenant, then become Landlord's property free and clear of all claims to or against them by Tenant or any third

                                      39.

person, and Tenant shall defend and indemnify Landlord against all liability and loss arising from such claims or from Landlord's exercise of the rights conferred by this Section.

     32.  Waiver. The waiver by either party of any term, agreement, condition,
          ------
or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, agreement, condition, or provision herein contained, nor shall any custom or practice which may grow between the parties in the administration of the terms hereof be construed to waive or to lessen the right of such party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, agreement, condition, or provision of this Lease, other than the failure of Tenant to pay particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental.

     33.  Notice. All notices, demands or other writings provided in this Lease
          ------
to be given or made or sent, or which may be given or made or sent by one party to another party, shall be deemed to have been fully given or made or sent when made in writing and upon personal delivery (whether by such party or its agent, or by courier, or by electronic transmissions such as FAX or telex) or after 72 hours following deposit in the United States mail, registered or certified, postage prepaid, and addressed to such party at the address specified in the Basic Lease Information, or to such other place as such party may from time to time designate in a notice to the other party or parties. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time,

                                      40.

and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

     34.  Complete Agreement. There are no oral agreements between Landlord and
          ------------------
Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease, and all reliance with respect to any representations is solely upon such representations.

     35.  Corporate Authority. If Tenant signs as a corporation, each of the
          -------------------
persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that the person(s) signing on behalf of the corporation were authorized to do so.

     36.  Miscellaneous Provisions.
          ------------------------

          (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular.

          (b) If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

          (c) Time is of the essence of this Lease and each and all of its provisions.

          (d) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

                                      41.

          (e) The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

          (f) If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

          (g) This Lease shall be governed by and construed pursuant to the laws of the State of California.

          (h) All remedies hereinbefore and hereafter conferred upon Landlord shall be deemed cumulative and no one shall be exclusive of the other, or shall in any way limit the availability to Landlord of any other remedy conferred by law, whether or not specifically conferred by the provisions of this Lease.

          (i) All indemnities of Tenant contained in this Lease shall survive the expiration or other termination hereof with respect to any act, condition or event which is the subject matter of such indemnity and which occurs prior to such expiration or other termination.

          (j) The parties acknowledge and agree that each party has reviewed and revised, and has been provided the opportunity of its respective counsel to review and revise, this Lease, and no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or construction of this Lease, or any amendments or exhibits thereto, or any other document executed and delivered by either party in connection therewith.

                                      42.

     37.  Exhibits. The exhibit(s) and addendum, if any, specified in any of the
          --------
Sections of this Lease are attached to this Lease and by this reference made a part hereof.

     38.  Security Deposit. Tenant has deposited with Landlord the sum specified
          ----------------
in the Basic Lease Information ("Deposit"). The Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, Tenant, within 10 days after demand therefor, shall deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

     39.  Brokerage. Each party warrants and represents to the other that such
          ---------
party has not retained the services of any real estate broker, finder or any other person whose services would form the basis for any claim for any commission or fee in connection with this Lease or the

                                      43.

transactions contemplated hereby except for (a) real estate brokerage services rendered to Land-lord by Grubb & Ellis Company, the commissions earned with respect to which Landlord shall pay to such broker pursuant to separate agreement between Landlord and such broker, and (b) such real estate brokerage services as may have been rendered to Tenant for which Landlord is to have no liability. Each party agrees to save, defend, indemnify and hold the other party free and harmless from any breach of its warranty and representation as set forth in the preceding sentence, including the other party's attorneys fees.

     40.  Limitation of Liability. With the exception of actions arising from
          -----------------------
Landlord's fraud, bad faith or willful misconduct, any liability of Landlord under this Lease shall be limited to Landlord's interest in the Building and the parcel of real property on which the Building is located, and any appurtenant rights thereto.

     41.  Parking Spaces. Landlord shall provide to Tenant two (2) parking
           --------------
spaces in the garage of the Building for the term of the Lease. Tenant shall use such parking spaces at its sole risk and liability, and no bailment shall be created.

                                      44.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth in the Basic Lease Information.


LANDLORD:                                         TENANT:

C & C INVESTMENTS                                 2BRIDGE SOFTWARE
a trust                                           a California corporation

By ________________________                       By ___________________________
       Corwin Booth                                      Mansoor Zakaria
       Trustee                                           Chief Executive Officer


                                                  By ___________________________
                                                         Ron Parks
                                                         Secretary

                                      45.

                                   EXHIBIT A

                                [CHART OMITTED]

                                      46.

                                [CHART OMITTED]

                                   EXHIBIT B

                             INITIAL IMPROVEMENTS

     1.   General. Landlord shall install tenant improvements in the Premises,
          -------
as provided in paragraphs 2 through 5, inclusive, below. Such improvements shall include distribution of the heating, ventilating and air conditioning system, distribution of electrical service and wiring, distribution of telephone services, treatment of all interior surfaces, construction of all required partitions and doors and such other improvements as may be requested by Tenant and approved by Landlord.

     2.   Approval of Plans, Cost Estimate and Schedule.
          ---------------------------------------------

          (a) Landlord and Tenant shall diligently pursue the preparation of all plans and specifications for the improvements provided for in paragraph 1. All such plans and specifications shall be approved by both Landlord and Tenant, which approval shall not be unreasonably withheld by either party. As soon as practicable after execution of this Lease, Tenant, at its expense, shall provide Landlord's architect with instructions sufficient to enable Landlord's architect to prepare complete plans and specifications for such improvements. Such plans and specifications, a cost estimate, and a schedule for the work shall then be prepared by Landlord's architect and submitted to Landlord and Tenant for approval. When the plans and specifications, cost estimate, and schedule are so approved by

                                      1.

Landlord and Tenant, Landlord shall be authorized and shall proceed with the improvement of the Premises in accordance with such plans and specifications and schedule. Landlord shall not be obligated to proceed with any improvement of the Premises until such time as Landlord and Tenant approve plans and specifications, cost estimate, and schedule for the work.

          (b) Tenant shall bear the cost of any changes in the work requested by Tenant after final approval of plans and specifications under (a) above, provided that Tenant shall approve of such cost in advance.

     3.   Cost of Improvements to the Premises. Landlord shall bear the cost of
          ------------------------------------
such improvements up to a maximum of $185,128.00 (the "Allowance"). Tenant shall bear any costs in excess of the Allowance as follows: up to $10,000 of such excess shall be paid by an increase in monthly Base Rent for each month during the term of the Lease for which rent is payable of $0.0221 for each $1 of such excess, and any amount of such excess over $10,000 shall be paid by Tenant to Landlord within 10 days of billing. The cost of such work shall include the sum of the following costs:

          (a) Payments made to contractors and subcontractors performing construction work in connection with such construction;

          (b)  Fees for building permits, licenses, and inspection;

                                      2.

          (c) Fees of engineers, surveyors, architects, and others providing professional or extra services to Landlord in connection with such construction or the supervision of such construction;

          (d) Premiums for contractor's faithful performance and for mechanics' lien bonds, if Landlord elects to obtain such bonds; and

          (e) Such other costs as reasonably may be incurred by Landlord in connection with such construction.

     4.   Payment of Tenant's Costs. Tenant shall pay to Landlord all amounts
          -------------------------
payable by Tenant pursuant to this Exhibit B within 10 days after billing by Landlord. Bills may be rendered during the progress of the work so as to enable Landlord to pay its general contractor, architect, or engineer without advancing Landlord's funds for Tenant's share of the cost of the work.

     5.   Other Work by Tenant. Any work not within the scope of this Exhibit B
          --------------------
shall be furnished by Tenant or at Tenant's expense and shall be subject to the provisions of Section 7 of this Lease. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct any such work in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors, and labor shall be acceptable to and approved by Landlord and shall be subject to the administrative supervision of Landlord's general contractor. Contractors and subcontractors engaged by

                                      3.

Tenant shall employ workers and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppage, or similar causes for delay. Landlord shall give access and entry to the Premises to Tenant and its contractors and subcontractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Premises for Tenant's use; provided, however, that if such entry is prior to the commencement of the term of this Lease, such entry shall be subject to all of the terms and conditions of this Lease except the payment of rent.

                                      4.

                               LANDLORD'S RULES

     1.   Signs. No sign, placard, picture, advertisement, name or notice shall
          -----
be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice, without notice to and at the expense of Tenant.

     2.   Building Directory. The directory of the Building will be provided
          ------------------
exclusively for the display of the name and location of Tenant and other tenants in the building and Landlord reserves the right to exclude any other names therefrom. Any changes by Landlord made to such a directory at the request of Tenant shall be at Tenant's expense.

     3.   Locks. No additional locks shall be placed upon any doors of the
          -----
Premises, and Tenant agrees not to have any duplicate keys made without the consent of Landlord. An initial quantity of keys shall be provided to Tenant as provided in Exhibit B of the Lease; additional keys shall be paid for by Tenant. Upon termination of the Lease, Tenant shall surrender all keys.

     4.   Wiring. When wiring of any kind is introduced, it must be connected as
          ------
directed by Landlord, and no boring or cutting for wires will be allowed except with the consent of Landlord. The location of telephones, electrical outlets, and other office

                                      1.

equipment affixed to the Premises shall be prescribed by Landlord.

     5.   Landlord's Non-Responsibility. Landlord is not responsible to any
          -----------------------------
tenant for the non-observance or violation of the rules and regulations by any other tenant.

     6.   Obstructing Light. Tenant shall not allow anything to be placed
          -----------------
against or near the glass in the partitions or in the doors between the Premises leased and in the halls or corridors. The doors between the Premises and the corridors of the Building shall at all times, except when in actual use for ingress and egress, be kept closed.

     7.   Halls and Stairways. The entries, passages, stairways, and elevators
          -------------------
shall not be obstructed by Tenant or used for any purpose other than ingress and egress of persons to and from the respective offices. Tenant shall not bring into or keep within the Premises any animal or vehicle.

     8.   Plumbing. The wash-bowls, water closets, and urinals shall not be used
          --------
for any purpose other than those for which they were constructed.

     9.   Closing Precautions. Before leaving the Building, Tenant shall cause
          -------------------
(a) all doors of the Premises to be closed and securely locked, (b) all water faucets or water apparatus to be shut off, and (c) all unused electrical or gas appliances to be shut off, all so as to prevent waste or damage.

     10.  Moving Equipment Safes, etc. No freight, furniture, supplies, books or
          ---------------------------
equipment of any kind shall be brought into or

                                      2.

removed from the Building without the consent of Landlord or Landlord's agent and all moving of same into or out of the Building by Tenant shall be done at such times and in such manner as Landlord shall designate (and unless otherwise expressly designated by Landlord, the freight elevator not any passenger elevator shall be used for any and all moving of the same). Landlord shall have the right to prescribe the weight, size, and position of all safes and other heavy property brought into the Building, and also the times and manner of moving the same in and out of the Building. Landlord will not be responsible for loss of or damages to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.

     11.  Janitor Service. No Tenant shall employ any person or persons other
          ---------------
than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service shall include ordinary dusting, cleaning, and vacuuming by the janitor assigned to such work and shall not include beating of carpets or rugs or moving of furniture or other special services. Window cleaning

                                      3.

shall be done only by Landlord, and at such intervals and such hours as Landlord shall deem appropriate.

     12.  Violation of Rules. Landlord reserves the right to exclude or expel
          ------------------
from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     13.  Requirements. The requirements of Tenant will be attended to only upon
          ------------
application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the office, and no employee will admit any person (tenant or otherwise) to any office without specific instructions from the office of the Building.

     14.  Rooms Used in Common. Rooms used in common by tenants shall be subject
          --------------------
to such regulations as are posted therein.

     15.  Entrance Doors. Landlord reserves the right to close and keep locked
          --------------
all entrance and exit doors of the Building during such hours as Landlord may deem to be advisable for the adequate protection of the Building, provided, however, that retail tenants shall have access and be responsible for entrance and exit doors to their own Premises. Tenants who require access to the Building during hours outside of the normal hours of operation as stated in Rule 16 shall make arrangements with the Building manager.

                                      4.

     16.  Hours of Operation. The normal hours of operation for the Building
          ------------------
will be Monday through Friday (excluding holidays) from 7:00 a.m. to 6:00 p.m.

     17.  Food. Tenant shall not prepare or sell, or permit to be prepared or
          ----
sold, any food in the Premises, except that Tenant may (a) prepare coffee, teas and like beverages for consumption by Tenant's employees on the Premises and (b) prepare food in a microwave oven, provided that Tenant in so doing nevertheless shall comply at all times with the provisions of Section 4 of the Lease.

     18.  Chair Pads. Tenant shall use pads under all chairs with rollers.
          ----------

                                      5.